                                                                     Exhibit 21



                                                                  STATE OF
                                                               INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION

9 Campus Realty L.L.C.                                                NJ

11 COMMERCE DRIVE ASSOCIATES L.L.C.                                   NJ

12 SKYLINE ASSOCIATES L.L.C.                                          NY

120 PASSAIC STREET LLC                                                NJ

1717 REALTY ASSOCIATES L.L.C.                                         NJ

20 COMMERCE DRIVE ASSOCIATES L.L.C.                                   NJ

300 TICE REALTY ASSOCIATES L.L.C.                                     NJ

300 HORIZON ROAD REALTY L.L.C.                                        NJ

400 RELLA REALTY ASSOCIATES L.L.C.                                    NY

500 COLUMBIA TURNPIKE ASSOCIATES L.L.C.                               NJ

600 PARSIPPANY ASSOCIATES L.L.C.                                      NJ

4 GATEHALL REALTY L.L.C.                                              NJ

78 PINSON PARTNERS L.L.C.                                             NJ

795 FOLSOM REALTY ASSOCIATES L.P.                                     CA

9060 EAST VIA LINDA CO., LTD.                                         AZ

AIRPORT PROPERTIES ASSOCIATES LLC                                     NJ

BMP MOORESTOWN REALTY L.L.C.                                          NJ

BMP SOUTH REALTY L.L.C.                                               NJ

BRIDGE PLAZA ASSOCIATES L.L.C.                                        NJ



                                                       STATE OF
                                                    INCORPORATION
SUBSIDIARY                                         OR ORGANIZATION


C.W. ASSOCIATES L.L.C.                                    NJ

CAL-HARBOR II & III URBAN RENEWAL ASSOCIATES L.P.         NJ

CAL-HARBOR IV URBAN RENEWAL ASSOCIATES L.P.               NJ

CAL-HARBOR V LEASING ASSOCIATES L.L.C.                    NJ

CAL-HARBOR V URBAN RENEWAL ASSOCIATES L.P.                NJ

CAL-HARBOR VI URBAN RENEWAL ASSOCIATES L.P.               NJ

CAL-HARBOR VII LEASING ASSOCIATES L.L.C.                  NJ

CAL-HARBOR VII URBAN RENEWAL ASSOCIATES L.P.              NJ

CAL-TREE REALTY ASSOCIATES L.P.                           PA

CALI HARBORSIDE (FEE) ASSOCIATES L.P.                     NJ

CALI HARBORSIDE PLAZA I (FEE) ASSOCIATES L.P.             NJ





                                                               STATE OF
                                                             INCORPORATION
SUBSIDIARY                                                  OR ORGANIZATION


CENTURY PLAZA ASSOCIATES L.L.C.                                    NJ

COLLEGE ROAD REALTY L.L.C.                                         NJ

COMMERCENTER REALTY ASSOCIATES L.L.C.                              NJ

CROSS WESTCHESTER REALTY ASSOCIATES L.L.C.                         NY

CWLT ROSELAND EXCHANGE L.L.C.                                      NJ

D.B.C. REALTY L.L.C.                                               NJ

ELMSFORD REALTY ASSOCIATES L.L.C.                                  NY

FIVE SENTRY REALTY ASSOCIATES L.P.                                 PA

GARDEN STATE VEHICLE LEASING L.L.C.                                NJ

GROVE STREET ASSOCIATES OF JERSEY CITY LIMITED PARTNERSHIP         NJ

HARBORSIDE COMMON AREAS L.L.C.                                     NJ

HORIZON CENTER REALTY ASSOCIATES L.L.C.                            NJ

HORIZON CENTER REALTY L.L.C.                                       NJ

JUMPING BROOK REALTY ASSOCIATES L.L.C.                             NJ

KEMBLE-MORRIS, LLC                                                 NJ

KEYSTONE VEHICLE LEASING L.L.C.                                    PA

LINWOOD REALTY L.L.C.                                              NJ

M-C CAPITOL ASSOCIATES L.L.C.                                      DE

M-C HARSIMUS PARTNERS L.L.C.                                       NJ




                                                    STATE OF
                                                 INCORPORATION
SUBSIDIARY                                      OR ORGANIZATION

M-C PROPERTIES CO. REALTY L.L.C.                       NJ

M-C ROCKLAND PARTNERS L.P.                             NY

M-C TEXAS MANAGEMENT L.P.                              TX

MACK-CALI AIRPORT REALTY ASSOCIATES L.P.               PA

MACK-CALI B PROPERTIES, L.L.C.                         NJ

MACK-CALI BEARDSLEY LIMITED PARTNERSHIP                AZ

MACK-CALI BRIDGEWATER CO., L.P.                        NJ

MACK-CALI BUILDING V ASSOCIATES L.L.C.                 NJ

MACK-CALI CALIFORNIA DEVELOPMENT ASSOCIATES L.P.       CA

MACK-CALI CALIFORNIA PARTNERS L.P.                     CA

MACK-CALI CAMPUS REALTY L.L.C.                         NJ

MACK-CALI CENTURY III INVESTORS L.L.C.                 IA

MACK-CALI CHESTNUT RIDGE, L.L.C.                       NJ

MACK-CALI CW REALTY ASSOCIATES L.L.C.                  NY

MACK-CALI E-COMMERCE, INC.                             DE

MACK-CALI E-COMMERCE L.L.C.                            DE

MACK-CALI EAST LAKEMONT L.L.C.                         NJ

MACK-CALI F PROPERTIES L.P.                            NJ

MACK-CALI GLENDALE LIMITED PARTNERSHIP                 AZ

MACK-CALI MID-WEST REALTY ASSOCIATES L.L.C.            NY

MACK-CALI MORRIS REALTY L.L.C.                         NJ

MACK-CALI NORTH HILLS L.L.C.                           NY

MACK-CALI PENNSYLVANIA REALTY ASSOCIATES L.P.          PA

                                                                    STATE OF
                                                                  INCORPORATION
SUBSIDIARY                                                       OR ORGANIZATION
MACK-CALI PROPERTIES CO. #3 L.P.                                        NJ

MACK-CALI PROPERTIES CO. NO. 11, L.P.                                   NY

MACK-CALI REALTY 9060 L.L.C.                                            AZ

MACK-CALI REALTY BEARDSLEY L.L.C.                                       AZ

MACK-CALI REALTY CONSTRUCTION CORPORATION                               NJ

MACK-CALI REALTY GLENDALE L.L.C.                                        AZ

MACK-CALI REALTY METROPOLITAN L.L.C.                                    FL

MACK-CALI SO. WEST REALTY ASSOCIATES L.L.C.                             NY

MACK-CALI STAMFORD REALTY ASSOCIATES, L.P.                              CT



                                               STATE OF
                                             INCORPORATION
SUBSIDIARY                                  OR ORGANIZATION

MACK-CALI TAXTER ASSOCIATES L.L.C.                NY

MACK-CALI TEXAS PROPERTY L.P.                     TX

MACK-CALI WILLOWBROOK COMPANY L.P.                NJ

MACK-CALI WOODBRIDGE II L.P.                      NJ

MACK-CALI WP REALTY ASSOCIATES L.L.C.             NY

MACK-CALI-R COMPANY NO. 1 L.P.                    NJ

MANHASSET ASSOCIATES L.L.C.                       NY

MAPLE 4 CAMPUS REALTY L.L.C.                      NJ

MAPLE 6 CAMPUS REALTY L.L.C.                      NJ

MARTIN AVENUE REALTY ASSOCIATES L.L.C.            NY

MC-CAP L.L.C.                                     DE

MID-WESTCHESTER REALTY ASSOCIATES L.L.C.          NY

MONMOUTH/ATLANTIC REALTY ASSOCIATES L.L.C.        NJ

MOORESTOWN REALTY ASSOCIATES L.L.C.               NJ


                                                              STATE OF
                                                            INCORPORATION
SUBSIDIARY                                                 OR ORGANIZATION

MORRIS V PARTNERS L.L.C.                                           NJ

MORRIS VI PARTNERS L.L.C.                                          NJ

MORRISTOWN TEN                                                     NJ

MOUNT AIRY REALTY ASSOCIATES L.L.C.                                NJ

MOUNTAINVIEW REALTY L.L.C.                                         NJ

OFFICE ASSOCIATES L.L.C.                                           NJ

ONE SYLVAN REALTY, L.L.C.                                          NJ

PARSIPPANY CAMPUS REALTY ASSOCIATES L.L.C.                         NJ

PHELAN REALTY ASSOCIATES L.P.                                      CA

PLAZA V LEASING ASSOCIATES L.L.C.                                  NJ

PLAZA VII LEASING ASSOCIATES L.L.C.                                NJ

PLAZA X LEASING ASSOCIATES L.L.C.                                  NJ

PLAZA X REALTY L.L.C.                                              NJ

PLAZA X URBAN RENEWAL ASSOCIATES L.L.C.                            NJ

PRINCETON CORPORATE CENTER REALTY ASSOCIATES L.L.C.                NJ

PRINCETON OVERLOOK REALTY L.L.C.                                   NJ

ROSELAND II L.L.C.                                                 NJ

ROSELAND OWNERS ASSOCIATES L.L.C.                                  NJ

SHELTON REALTY ASSOCIATES L.P.                                     CT

SIX COMMERCE DRIVE ASSOCIATES L.L.C.                               NJ

SKYLINE REALTY L.L.C.                                              NY



                                                                 STATE OF
                                                               INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION

SO. WESTCHESTER REALTY ASSOCIATES L.L.C.                            NY

STEVENS AIRPORT REALTY ASSOCIATES L.P.                              PA

SYLVAN 701 PARTNERS L.L.C.                                          NJ

SYLVAN 704 PARTNERS L.L.C.                                          NJ

SYLVAN/CAMPUS REALTY ASSOCIATES L.L.C.                              NJ

TALLEYRAND REALTY ASSOCIATES L.L.C.                                 NY

TENBY CHASE APARTMENTS L.L.C.                                       NJ

U.S. UTILIPRO SOLUTIONS L.L.C.                                      DE

UTILIPRO SOLUTIONS, INC.                                            NJ

VAUGHN PARTNERS L.L.C.                                              NJ

VAUGHN PRINCETON ASSOCIATES L.L.C.                                  NJ

WESTAGE REALTY L.L.C.                                               NY

WHITE PLAINS REALTY ASSOCIATES L.L.C.                               NY
